Exhibit 10.27

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIFTH AMENDMENT TO

COLLABORATIVE RESEARCH, LICENSE &

COMMERCIALIZATION AGREEMENT

between

AMBRX, INC.

and

ELANCO ANIMAL HEALTH

Ambrx Inc. / Elanco Animal Health

Fifth Amendment to Collaborative Research, License & Commercialization Agreement (cont’d)

CONFIDENTIAL

This FIFTH AMENDMENT TO COLLABORATIVE RESEARCH, LICENSE & COMMERCIALIZATION AGREEMENT (the “Fifth Amendment”) is effective from 15-December-2010 by and between:

AMBRX, INC. (“Ambrx”), a privately-held Delaware corporation, having a place of business at 10975 North Torrey Pines Road, La Jolla, CA 92037;

and

ELI LILLY AND COMPANY, a publicly-traded, for-profit Indiana corporation, operating through its Elanco Animal Health division and having a principal place of business at 2500 Innovation Way N., Greenfield, IN 46140-9163, and its Affiliates (hereafter collectively referred to as “Elanco”).

INTRODUCTION

A. WHEREAS, Ambrx and Elanco are Parties to that certain “Collaborative Research, License & Commercialization Agreement” effective 18-January-2007 and as previously amended, extended and expanded as follows:

1.	A first amendment, effective 13-February-2009;

2.	A second amendment, effective 17-June-2009;

3.	A third amendment, effective 21-December-2009; and

4.	A fourth amendment, effective 09-February-2010.

All of the five previous documents are collectively the “Agreement”; and

B. WHEREAS, capitalized terms in this Fifth Amendment refer to definitions in this Fifth Amendment, and if not defined in this Fifth Amendment, to definitions in the Agreement; and

C. WHEREAS, Ambrx and Elanco now wish to further expand their collaboration to include all applications and uses in the animal health Field; and

D. WHEREAS, Elanco has agreed to pay an additional opt-in payment on or before 15-February-2011 to secure all remaining Ambrx rights in the animal health Field; and

E. WHEREAS, Ambrx and Elanco now wish to amend the Agreement in accordance with the terms of this Fifth Amendment.

NOW THEREFORE, in consideration of the foregoing premises and the following mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Section 2.7, “Elanco Option of Negotiation for Exclusive License to Certain Non-Human Polypeptides for Use in the Field”, shall be deleted in its entirety.

Section 10.7, “Termination at Will”, shall be deleted in its entirety.

Exhibit B, “ELANCO COMPOUNDS”, shall be deleted in its entirety.

Ambrx Inc. / Elanco Animal Health

Fifth Amendment to Collaborative Research, License & Commercialization Agreement (cont’d)

CONFIDENTIAL

Exhibit E, “APPROVED STATEMENT”, shall be deleted in its entirety, and replaced by new Exhibit E “APPROVED STATEMENT” attached hereto.

A new definition in Section 1.7(a) shall be added which reads in its entirety:

1.7(a) “Replication-Deficient Bacterial Vaccines” or “RDBV(s)” means any bacterium derived from a virulent bacterial organism capable of causing disease in an animal used for human food production or commonly maintained as a companion animal. Organisms which are commonly considered human food safety pathogens which could be administered to the host animal are also included in this definition. Said bacterium would be genetically manipulated to require the presence of an Ambrx amino acid for expression of essential genes required for replication.

A new definition in Section 1.8(a) shall be added which reads in its entirety:

1.8(a) “Current Projects” means any or all of the following or modifications or derivatives thereof:

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A new definition in Section 1.28(a) shall be added which reads in its entirety:

1.28(a) “New Projects” means any or all Elanco Compounds or Products that were not originated from Current Projects.

A new Section 5.2(a) shall be added which reads in its entirety:

5.2(a) Technology Access Opt-In Payment for All of Animal Health. On or before the later of 15-February-2011 or ten (10) days after the signing of this Fifth Amendment, Elanco shall pay a one-time, non-refundable, non-creditable technology access fee payment of [***] to Ambrx to secure all exclusive license rights to the entire Field as previously granted for a subset of the entire Field in Sections 2.1 and 2.6 (the “Remaining Field License Payment”). For clarity, this technology access fee payment is in addition to the previous payments made to Ambrx by Elanco.

A new Section 5.2(b) shall be added which reads in its entirety:

5.2(b) Minimum Annual Royalty Payment by Elanco. Commencing with the year beginning on 01-January-2015, Elanco shall be obligated to pay to Ambrx a non-refundable, minimum annual royalty payment of order for Elanco to maintain exclusive license rights to the New Projects (the “Minimum Annual Royalty”); the minimum amount per year will be as follows:

2015: [***]

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Ambrx Inc. / Elanco Animal Health

Fifth Amendment to Collaborative Research, License & Commercialization Agreement (cont’d)

CONFIDENTIAL

2016: [***]

2017: [***]

2018: [***]

2019: [***]

2020: [***]

2021 and beyond until expiration or invalidation of the last-to-expire Valid Claim of Ambrx Patent Rights covering Products then being currently sold in a country where there remains such a Valid Claim: [***]

Any Milestone Payments, Royalties and Performance Bonuses on Net Sales of Products paid to Ambrx during each calendar year commencing on 01-January-2015 shall be creditable by Elanco against the Minimum Annual Royalty due for that calendar year. The first Minimum Annual Royalty shall become due and payable on 31-December-2015, and each subsequent December 31 thereafter, however by no later than 31-March-2016, and each subsequent year thereafter, Elanco shall pay to Ambrx the amount required to at least meet the Minimum Annual Royalty described in this Section 5.2(b) for the previous calendar year. If Elanco does not pay the Minimum Annual Royalty pursuant to this Section 5.2(b), or reduces the funding for the 4 (four) Ambrx employees set forth in Section 4.9(e), then the exclusive rights to the Field shall terminate, with the exception that Elanco shall retain an exclusive license in the Field for Current Projects and New Projects that are then currently in development or commercialization. For clarity, “currently in development or commercialization” of any individual Elanco Compound or Product as described in the previous sentence will be deemed to have occurred upon completion of an in vivo study in a target animal species using such Elanco Compound; or if any such Elanco Compound or Product has received Regulatory Agency approval.

A new Section 5.2(c) shall be added which reads in its entirety:

5.2(c) Additional Elanco Compound Payment by Elanco. If the exclusive license for any Elanco Compound or Product in the New Projects group has irrevocably reverted pursuant to Section 5.2(b) or Section 4.9(e), then Elanco may from time to time submit to Ambrx a written request for the Steering Committee to add a then-newly-discovered molecule in the Field as an additional Elanco Compound (a “New Elanco Compound”). If the Steering Committee approves the addition of such requested New Elanco Compound to this Agreement, and Ambrx then has no legal obligation to a Third Party that would prevent adding such New Elanco Compound to this Agreement, then Elanco shall, within sixty (60) days after such Steering Committee meeting at which said approval was granted, pay a non-refundable, non-creditable license fee of [***] (the “Additional Elanco Compound Payment”) to Ambrx and Elanco’s perpetual, irrevocable exclusive rights in Ambrx Technology, Ambrx Patent Rights, Ambrx Inventions, and Improvements to Ambrx Technology to such New Elanco Compound will vest upon receipt of said Additional Elanco Compound Payment.

A new Section 6.11 shall be added which reads in its entirety:

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Ambrx Inc. / Elanco Animal Health

Fifth Amendment to Collaborative Research, License & Commercialization Agreement (cont’d)

CONFIDENTIAL

6.11 Reimbursement of Ambrx Patent Expenses Specific to Elanco Compounds. Elanco shall reimburse Ambrx for those reasonable out-of-pocket expenses incurred after the effective date of this Fifth Amendment in connection with preparation, filing, prosecution and maintenance of the Ambrx Patent Rights in the Field as set forth in Exhibit 6.11; such reimbursement by Elanco will not exceed [***] in any given calendar year. Ambrx shall provide Elanco with quarterly invoices for reimbursement of such patent costs and expenses incurred commencing on the effective date of this Fifth Amendment. In the event that Ambrx anticipates that the total annual reimbursement amount under this Section 6.11 will exceed [***], Ambrx shall provide written Notice to the Steering Committee of the anticipated excess, and Elanco shall have thirty (30) days after receipt of such notice to agree, or decline, to reimburse Ambrx for the excess amount. If Elanco declines to reimburse Ambrx for the excess amount then Ambrx, in its sole discretion, may choose a course of action for such Ambrx Patent Rights, including but not limited to incurring the anticipated excess cost, or disposition or abandonment of the Ambrx Patent Rights associated with the excess costs.

A New Exhibit 6.11 shall be added which reads in its entirety:

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Ambrx Inc. / Elanco Animal Health

Fifth Amendment to Collaborative Research, License & Commercialization Agreement (cont’d)

CONFIDENTIAL

EXHIBIT 6.11

REIMBURSEMENT OF AMBRX PATENT EXPENSES SPECIFIC TO ELANCO COMPOUNDS

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Ambrx Inc. / Elanco Animal Health

Fifth Amendment to Collaborative Research, License & Commercialization Agreement (cont’d)

CONFIDENTIAL

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Ambrx Inc. / Elanco Animal Health

Fifth Amendment to Collaborative Research, License & Commercialization Agreement (cont’d)

CONFIDENTIAL

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Ambrx Inc. / Elanco Animal Health

Fifth Amendment to Collaborative Research, License & Commercialization Agreement (cont’d)

CONFIDENTIAL

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Ambrx Inc. / Elanco Animal Health

Fifth Amendment to Collaborative Research, License & Commercialization Agreement (cont’d)

CONFIDENTIAL

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Each of the following sections of the Agreement are amended to read in their entirety as follows:

1.6 “Ambrx Technology” means Technology, excluding Elanco Technology, and including know how and trade secrets, owned and/or controlled by Ambrx as of the Effective Date of this Agreement and/or made or developed during the term of this Agreement, and includes, without limitation, (i) Technology, including know how and trade secrets useful for the incorporation of non-naturally encoded amino acids into polypeptides, and the making of extended-duration,

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Ambrx Inc. / Elanco Animal Health

Fifth Amendment to Collaborative Research, License & Commercialization Agreement (cont’d)

CONFIDENTIAL

chemically modified polypeptides (for example, but not limited to, PEG or POZ) Technology, including know how and trade secrets useful to generate RDBV’s (as defined below) that are useful as potential vaccine candidates and (ii) any Improvements to Ambrx Technology resulting from the Design & Development Program, in each case that are reasonably necessary for the manufacture, use in the field, or sale of Elanco Compounds, except for Improvements to manufacturing processes that result from the use or incorporation of Confidential Information of Elanco, which Improvements shall remain Elanco Technology.

1.7 “Certain Non-Human Polypeptides” means any polypeptide derived from a non-human animal polypeptide sequence having no more than six (6) amino acid substitutions from such native non-human animal polypeptide sequence; provided, however, that the homology of the resulting polypeptide is not closer to the human sequence for the same polypeptide than to the wild-type sequence, provided further, that the definition of Certain Non-Human Polypeptides does not include any RDBV.

1.11 “Elanco Compound” means any one or more of (i) Certain Non-Human Polypeptides, or (ii) RDBV(s), all for use in the Field and were made pursuant to the Design and Development Program, or by or for Elanco after the expiration or termination of the Design and Development Program, said Certain Non-Human Polypeptides or RDBV’s having been made to contain a non-naturally encoded amino acid, and having completed an in vivo study in a target animal species. The Parties hereby acknowledge that, except for New Elanco Compounds according to Section 5.2(c), no target loading payments are required by Elanco as part of the election of additional Elanco Compounds as stated in Amendment No. 3 to the Collaboration, Research & License Agreement.

1.15 “Field” means the diagnosis, and/or treatment and/or prevention and/or control of non-human animal diseases. Field shall also include all uses of Elanco Compounds for human and non-human food safety applications including but not limited to control of human and non-human animal food safety pathogens associated with non-human animals, their products, and by-products, which may or will confer or result in health benefits to humans. For clarity, Field does not include any research, development, commercialization, or other activities directly related to human health care, including but not limited to therapeutic, diagnostic, imaging, prophylaxis, or other such uses or indications for any product, Elanco Compound, or Product.

1.17 “FTE Rate” means [***] per full time equivalent personnel per year (prorated on the basis of 365-days-per year for any partial year, said proration solely for the purposes of calculating payment by Elanco to Ambrx and not suggestive of the number of days during the year Ambrx employees will work on the Design & Development Program).

1.26 “Joint Product Invention” means a Joint Invention that has application or utility solely for the making or using of one or more specific Elanco Compound(s) or Product(s), and not for any other polypeptide and or RDBV(s).

1.34 “Product” means any product for use in the Field, which product comprises an Elanco Compound.

2.3 Rights Reverting to Ambrx. If the Remaining Field License is no longer in effect, a Product or indication, as applicable, will revert to Ambrx if:

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Ambrx Inc. / Elanco Animal Health

Fifth Amendment to Collaborative Research, License & Commercialization Agreement (cont’d)

CONFIDENTIAL

(a)	for each of the payments due Ambrx in accordance with Sections 5.2, 5.3, or 5.8 through 5.10, Elanco fails to pay the relevant payment upon the conclusion of the resolution process set forth in Section 10.9(b) (in which event the relevant Product(s) or indication(s), as applicable, shall revert to Ambrx immediately without further obligation to Elanco); or

(b)	for each of the Milestone Payments due Ambrx (as defined in Article V), upon the first to occur of (i) Ambrx’s receipt of Notice from Elanco that Elanco has elected not to pay such Milestone Payments, or (ii) sixty (60) days after such Milestone Payment was due to Ambrx and receipt of Notice from Ambrx that such Milestone Payment is due, in the event that Elanco has neither paid an owed Milestone Payment, nor provided such Notice to Ambrx (in which event the relevant Product or indication, as applicable, will revert to Ambrx immediately); or

(c)	this Agreement is terminated by Elanco in accordance with Section 10.7; or

(d)	Elanco fails to spend at least [***] per year to develop or commercialize any Product delivered by Ambrx to Elanco for a POC Study under this Agreement.

If any Product or indication reverts to Ambrx in accordance with this Section 2.3, then all (i) testing, pilot manufacturing and regulatory data generated or developed in the course of the Design & Development Program for such Product or indication; and (ii) marketing authorizations and VMFs shall be promptly transferred to Ambrx, at no charge, in accordance with Sections 4.3 and 4.14, and all rights related to such Product or indication under the Ambrx Technology, Ambrx Patent Rights, Ambrx Inventions and Improvements to Ambrx Technology shall revert exclusively to Ambrx, and Ambrx will have the sole and exclusive right, solely in the Field and in the Territory, to use and exploit any and all reverted Ambrx Technology, Ambrx Patent Rights, Improvements to Ambrx Technology, Ambrx Inventions data, marketing authorizations and VMFs for any purpose solely in the Field and in the Territory, including, without limitation, to research, develop, make, have made, use, sell, offer to sell, import or license those reverted Products and/or indications (as applicable). For any pending reversion, Ambrx shall provide thirty (30) business days’ Notice to Elanco stating its rationale why Elanco may be subject to reversion of rights under Section 2.3 of this Agreement.

2.4 Sublicenses. Subject to the other provisions of this Agreement, Elanco shall have the sole right to sublicense any and all rights licensed to Elanco under Section 2.1 on a Product by Product basis; provided, however, that Elanco may grant a sublicense to a contract manufacturing organization for manufacture any or all specific Product for Elanco. Any such sublicense by Elanco shall be consistent with the terms of this Agreement, and shall include an obligation for each such sublicensee to comply with the applicable obligations of Elanco set forth in this Agreement. Elanco shall remain liable to Ambrx for performance by any such sublicensee of all Elanco duties and obligations according to the terms and conditions of this Agreement whether such duties and obligations are to be performed by Elanco or its sub-licensee. Elanco shall provide Ambrx with a copy of any such sublicense agreement promptly after execution.

4.9 Product Development Conducted by Ambrx. Note: Sections 4.9(a) through 4.9(d) remain unchanged; Section 4.9(e) is amended and a new Section 4.9(f) is added as follows:

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Ambrx Inc. / Elanco Animal Health

Fifth Amendment to Collaborative Research, License & Commercialization Agreement (cont’d)

CONFIDENTIAL

(e)	Unless this Agreement is terminated, Elanco commits to fund 4 (four) Ambrx employees at the FTE Rate from 01-January-2011 through 31-December-2014. Upon mutual written agreement of the Parties, Elanco may elect to extend this FTE support from Ambrx for one or more additional three–year periods thereafter. Should Elanco not provide Ambrx with written Notice of its request to extend FTE support on or before 01-October-2014, Ambrx will discontinue FTE activities for Elanco as of 31-December-2014. Subject to the terms and conditions of Section 5.2(b) of this Agreement, should development for a given Product be discontinued or delayed due to lack of scientific progress on the Design & Development Program, these committed headcount numbers may be reduced accordingly without loss of exclusivity for such Product upon approval of the Steering Committee. Should additional Products be identified for development activity, headcount numbers may be increased upon mutual agreement of the Steering Committee.

(f)	Termination of FTE Support if Ambrx Fails to Provide Needed Support or Technology Fails. Until 31-December-2014, Ambrx will cause appropriate expertise to be provided for work on the Design and Development Program and to use their individual and collective Reasonable Commercial Efforts therefore, for example the skills represented by the following Ambrx scientists: a) Ho Sung Cho; b) Nick Knudsen; c) Feng Tian; and d) Anna-Maria Putnam., Elanco may discontinue FTE support upon ninety (90) days’ Notice to Ambrx unless a person of similar skills and qualifications, is identified and secured by Ambrx to replace any vacancy left by any such individual. In the event that Ambrx does not replace such individual with a qualified scientist of equivalent technical skill within the ninety (90) day period, then the termination of Elanco’s exclusive rights to the Field pursuant to Section 5.2(b) shall not apply.

4.14 Regulatory Issues and Obligations, Ownership and Survival Rights. Elanco will own the marketing authorizations, plus the veterinary master file and any foreign equivalents (collectively, “VMF”) for Products developed and commercialized by Elanco, at its sole expense, but will assign all rights to such marketing authorizations and VMFs to Ambrx, in perpetuity and free of royalty or other compensation to Elanco, if (a) Elanco elects to terminate this Agreement during the Term, (b) Ambrx terminates this Agreement pursuant to Section 10.9, or (c) any Product reverts to Ambrx as set forth in Section 2.3 of this Agreement.

5.1 Consideration. For each of the payments described in Sections 5.4 through 5.7 (collectively, the “Milestone Payments”), upon the first to occur of (i) Ambrx’ receipt of Notice from Elanco that Elanco has elected not to pay the relevant owed Milestone Payment or (ii) sixty (60) days after each such Milestone Payment is due to Ambrx and receipt of Notice from Ambrx that such Milestone Payment is due, in the event that Elanco has neither paid an owed Milestone Payment, nor provided such Notice to Ambrx, then, in accordance with Section 2.3, the rights for that relevant Product or indication (as described below) shall revert immediately to Ambrx without further obligation to Elanco. For each of the payments described in Sections 5.2, 5.3, and 5.8 through 5.10, if Elanco fails to pay the relevant payment upon the conclusion of the resolution process set forth in Section 10.9(b), the rights to the relevant Product(s) or indication(s), as applicable, shall revert immediately to Ambrx without further obligation to Elanco. For the avoidance of doubt, the Parties confirm that no amount payable under Sections 5.2 through 5.7 of this Agreement shall reduce any royalties payable under Section 5.8. Except where other payment terms are indicated in this Agreement, all payments by Elanco under this

Ambrx Inc. / Elanco Animal Health

Fifth Amendment to Collaborative Research, License & Commercialization Agreement (cont’d)

CONFIDENTIAL

Agreement shall be due to Ambrx sixty (60) days after electronic submission by Ambrx of invoice and required documentation via the Elanco Procurement portal (http://supplierportal.lilly.com, or its successor) for any such expenses.

5.6 First Regulatory Agency Approval Milestone. Furthermore, if Elanco wishes to continue its exclusive license rights to a given Product in the Field in the Territory, Elanco will pay to Ambrx not more than sixty (60) days following Elanco’s receipt of the first Regulatory Agency approval for said Product in the Field, a one-time, non-refundable, non-creditable payment of [***]. For clarity, only one payment will be made for each Product approved regardless of the number of countries in which regulatory approvals are granted for that Product.

5.7 Subsequent Regulatory Agency Approval Milestone(s). Furthermore, if Elanco wishes to continue its exclusive license rights to a given Product in the Field in the Territory, Elanco will pay to Ambrx not more than sixty (60) days after: (i) Elanco’s receipt of the first subsequent Regulatory Agency approval for each such subsequent Product in the Field, and (ii) Elanco’s receipt of a subsequent Regulatory Agency approval of an NADA for such Product in the Field, a one-time, non-refundable, non-creditable payment of [***]. For clarity, only one payment will be made for each Product or NADA approved regardless of the number of countries in which regulatory approvals are granted for such Product.

Except as provided herein, all other provisions of the Agreement shall remain unchanged and in full force and effect. To the extent anything contained in this Fifth Amendment is inconsistent with the Agreement, the terms of this Fifth Amendment shall control.

IN WITNESS WHEREOF, the Parties have executed this Fifth Amendment effective as of the date first set forth above.

[Signature page follows]

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Ambrx Inc. / Elanco Animal Health

Fifth Amendment to Collaborative Research, License & Commercialization Agreement (cont’d)

CONFIDENTIAL

EXECUTED

Signed on behalf of	)
Eli Lilly and Company, operating through its	)
Elanco Animal Health division	)
by an authorized officer in the presence of:	)

/s/ Julie Donley	/s/ Jeffrey N. Simmons
Signature of Witness	Signature of Authorized Officer

Julie Donley	Jeffrey N. Simmons
Name of Witness (please print)	Name of Authorized Officer (please print)

February 28, 2011
Date Signed

Signed on behalf of	)
Ambrx, Inc.	)
by an authorized officer in the presence of:	)

/s/ Amy M. Sheridan	/s/ John W. Wallen III
Signature of Witness	Signature of Authorized Officer

Amy M. Sheridan	John W. Wallen III
Name of Witness (please print)	Name of Authorized Officer (please print)

February 22, 2011
Date Signed

Ambrx Inc. / Elanco Animal Health

Fifth Amendment to Collaborative Research, License & Commercialization Agreement (cont’d)

CONFIDENTIAL

EXHIBIT E

APPROVED STATEMENT

Media Contact:

Heidi Chokeir, Ph.D.

Russo Partners

T: (619) 528-2217

M: (858) 380-6584

heidi.chokeir@russopartnersllc.com

FOR IMMEDIATE RELEASE

Ambrx Forms Collaboration with Elanco

SAN DIEGO, Feb. XX, 2011 – Ambrx Inc. today announced the formation of a multi-target collaboration with Elanco, the animal health division of Eli Lilly and Company, for the development and commercialization of biologics created with Ambrx technology. The collaboration represents an expansion of an existing alliance with Elanco.

Details of the agreement were not disclosed.

“This partnership with Elanco could position Ambrx for rapid advancement into commercial success,” said John Diekman, chairman of the board of Ambrx. “Taken together with the recent successes with commercial scale-up of a lead product, we anticipate that this partnership will produce the first of several successful biologics coming out of the company’s pipeline.”

About Ambrx

Ambrx Inc. is a clinical stage biopharmaceutical company using its broad biologics platform to create best-in-class therapeutics, including antibody drug conjugates and proteins with improved pharmacologic properties. The company is developing ARX201, a long-acting growth hormone that has successfully completed Phase 2b clinical trials, in collaboration with Merck Serono. The company has validated its biologics platform through additional partnerships with Pfizer, Merck Serono, and Merck & Co Inc. Ambrx is advancing a robust portfolio of product candidates that are optimized for efficacy, safety and ease of use in multiple therapeutic areas. For additional information, visit www.ambrx.com.

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